Subsequent Events	9 Months Ended
Sep. 29, 2013
Subsequent Events

18. Subsequent Events

Completion of Acquisition

On October 1, 2013 the Company acquired the Wish-Bone® salad dressing business from Unilever PLC for cash consideration of $575.0 million, subject to a post-closing adjustment based upon inventory levels at closing. The acquired portfolio includes a broad range of liquid and dry-mix salad dressing flavors under the Wish-Bone® and Western® brand names. The purchase price was funded using a combination of cash on hand and a new $525.0 million Term Loan H.

Amendment to Credit Agreement

Concurrently with the closing of the acquisition, Pinnacle Foods Finance entered into the First Amendment to Second Amended and Restated Credit Agreement. The amendment provided for the new $525.0 million Term Loan H to fund a portion of the acquisition. The new Term Loan H has terms consistent with Pinnacle Foods Finance’s Term Loan G.